                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to ss. 240.14a-12


                              AETHLON MEDICAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee  (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:
   -----------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:
   -----------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
   -----------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:
   -----------------------------------------------------------------------------
5) Total fee paid:
   -----------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
   -----------------------------------------------------------------------------
2) Form, Schedule or Registration Statement No.:
   -----------------------------------------------------------------------------
3) Filing Party:
   -----------------------------------------------------------------------------
4) Date Filed:
   -----------------------------------------------------------------------------

                              AETHLON MEDICAL, INC.
                       3030 BUNKER HILL STREET, SUITE 4000
                               SAN DIEGO, CA 92109
                            TELEPHONE (858) 459-7800

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Our Stockholders:

         A Special Meeting of Stockholders of Aethlon Medical, Inc. (the "Company") will be held on Wednesday, June 1, 2005, at 11:00 a.m. (Pacific
Time), at the Company's executive offices located at 3030 Bunker Hill Street, Suite 4000, San Diego, California for the following purposes:

         (1) To ratify the appointment of Squar, Milner, Reehl & Williamson, L.L.P., or such other firm appointed by the Board of Directors prior to the meeting, as the Company's independent auditors for the fiscal year ending March 31, 2005;

         (2) Approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 25,000,000 to 50,000,000; and

         (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Stockholders of record at the close of business on April 21, 2005 will be entitled to notice of and to vote at the Special Meeting and at any continuation or adjournment thereof.

         All stockholders are cordially invited to attend the Special Meeting in person. Your vote is important. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER
OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. Even though you return your proxy, you may nevertheless attend the Special Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

                                       By Order of the Board of Directors



                                       /s/ James A. Joyce, Chairman of the Board

San Diego, California
May __, 2005

                              AETHLON MEDICAL, INC.
                       3030 BUNKER HILL STREET, SUITE 4000
                           SAN DIEGO, CALIFORNIA 92109
                            TELEPHONE (858) 459-7800
                             ----------------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS

                             TO BE HELD JUNE 1, 2005

                             ----------------------

                                VOTING AND PROXY

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Aethlon Medical, Inc., a Nevada corporation (referred to as the "Company", "we", "our" or "us") for use at our Special Meeting of Stockholders to be held at the Company's executive offices, located at 3030 Bunker Hill Street, Suite 4000, San Diego, California 92109, on Wednesday, June 1, 2005, at 11:00 a.m. local time, and at any meeting following adjournment thereof. The Notice of Special Meeting, this Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about May __, 2005.

REVOCABILITY OF PROXY AND VOTING OF SHARES

         Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked before it is exercised by sending a written revocation or a duly executed proxy bearing a later date to the Company's Secretary at our principal executive offices located at 3030 Bunker Hill Street, Suite 4000, San Diego, California 92109. The proxy may also be revoked by attending the meeting and voting in person.

         If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder's instructions indicated on the proxy card. IF NO INSTRUCTIONS ARE INDICATED, THE PROXY WILL BE VOTED FOR THE APPROVAL OF THE TWO PROPOSALS. We currently know of no other matters to be considered at the Special Meeting of Stockholders. IF, HOWEVER, ANY OTHER MATTERS COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS, OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, THE PERSONS NAMED IN THE PROXY WILL VOTE THE PROXY IN ACCORDANCE WITH THEIR BEST JUDGMENT ON ANY SUCH MATTER.

RECORD DATE, VOTING RIGHTS AND OUTSTANDING SHARES

         The Board of Directors has fixed April 21, 2005 as the record date (the "Record Date") for determining holders of our Common Stock, $0.001 par value per share, who are entitled to vote at the meeting. As of the Record Date, we had 17,394,763 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the meeting will constitute a quorum at the meeting. If a quorum exists, action on a matter is approved if the votes cast in favor of the action exceed the votes cast opposing the action.

         The affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting in person or by proxy is also required to approve all other proposals brought before the meeting. UNLESS OTHERWISE MARKED OR INDICATED ON THE PROXY, THE SHARES WILL BE VOTED "FOR" RATIFICATION OF SQUAR, MILNER, REEHL & WILLIAMSON, L.L.P., OR SUCH OTHER FIRM APPOINTED BY THE BOARD OF DIRECTORS, AS OUR INDEPENDENT AUDITORS AND TO AMEND TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 25,000,000 TO 50,000,000.

         When the proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted on it. Votes cast by proxy or in person at the Special Meeting will be tabulated by the Inspectors of Election, in conjunction with information received from our transfer agent. The Inspectors of Election will also determine whether or not a quorum is present.

         Shares which abstain from voting as to the proposals, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to the proposals ("broker non-votes"), will be counted for purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on the proposals has been obtained, but will have the effect of reducing the number of affirmative votes required to achieve the majority vote on the proposals.

SOLICITATION

         The Company is soliciting your proxy. The cost of this solicitation, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. We expect that legal and printing expenses will be our primary expenses in connection with the solicitation which we estimate to be approximately $7,500. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

         The Company will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

                  Aethlon Medical, Inc.
                  Attn: Corporate Secretary
                  3030 Bunker Hill Street, Suite 4000
                  San Diego, California 92109
                  Telephone No.:  (858) 459-7800


                                    PROPOSALS

PROPOSAL #1 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Subject to ratification by the stockholders, the Board has selected the firm of Squar, Milner, Reehl & Williamson, L.L.P. as the Company's independent auditors for its fiscal year ending March 31, 2005. Squar, Milner, Reehl & Williamson, L.L.P. has acted in such capacity for the Company since 2001 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Company.

         Representatives of Squar, Milner, Reehl & Williamson, L.L.P. will be present at the Special Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

AUDIT FEES

            The following table sets forth fees billed to the Company by Squar, Milner, Reehl & Williamson, L.L.P. during the fiscal years ended March 31, 2005 and March 31, 2004 for: (i) services rendered for the audit of the Company's annual financial statements and the review of its quarterly financial statements, (ii) services that were reasonably related to the performance of the audit or review of the Company's financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered. The Audit Related Fees were incurred as a result of consultations between the executive officers of the Company and Squar, Milner, Reehl & Williamson, L.L.P. relating to services rendered in connection with a Form S-8 registration statement for the fiscal year ended 2004. The Audit Related Fees for the fiscal year ended 2005 were incurred as a result of consultations between the executive officers of the Company and Squar, Milner, Reehl & Williamson, L.L.P. relating to services rendered in connection with a Form SB-2 registration statement.

                            March 31, 2005             March 31, 2004
                            --------------             --------------

(i)    Audit Fees              $63,140                     $55,500
(ii)   Audit Related Fees      $43,754                     $2,500
(iii)  Tax Fees                $0                          $0
(iv)   All Other Fees          $0                          $0

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SQUAR, MILNER, REEHL & WILLIAMSON, L.L.P. AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2005.

PROPOSAL #2 - APPROVAL OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

            We believe that an increase in the number of authorized shares of our common stock is prudent in order to assure that a sufficient number of shares of our common stock are available for issuance in the future if our Board of Directors deems it to be in our and our stockholders' best interests. A total of an additional 25,000,000 shares of common stock has been determined by our Board of Directors to be a reasonable estimate of what might be required in this regard for the foreseeable future to accommodate fundraising and other opportunities involving the issuance of our capital stock. Immediately following this increase, the Company will have approximately 32,600,000 shares of common stock authorized but unissued and available for issuance.

         The remaining authorized but unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financings or acquisition transactions and the issuance or reservation of common stock for employee stock options. The Company's Board will be able to authorize the issuance of shares for these transactions without the necessity, and related costs and delays, of either calling a special stockholders' meeting or waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If in a particular transaction stockholder approval were required by law or any stock exchanges or markets were otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval notwithstanding that the Company may have the requisite number of voting shares to consummate the transaction.

            On June 7, 2004, the Company completed a $673,000 private placement of common stock with accredited investors, including Fusion Capital Fund II, LLC, a Chicago based institutional investor ("Fusion Capital"). Additionally, the Company entered into a common stock purchase agreement with Fusion Capital, whereby Fusion Capital has committed to buy an additional $6.0 million of the Company's common stock. The Company will use some of the additional authorized but unissued shares to issue common stock under the common stock purchase agreement.

            Under terms of the $6.0 million transaction with Fusion Capital, Fusion has agreed to purchase from the Company up to $6.0 million of our common stock over a 30-month period. Specifically, after the Securities & Exchange Commission declared effective a registration statement on December 7, 2004, each month the Company has the right to sell to Fusion Capital $200,000 of its common stock at a purchase price based upon the market price of the Company's common stock on the date of each sale without any fixed discount to the market price. At the Company's sole option, Fusion Capital can be required to purchase lesser or greater amounts of common stock each month up to $6.0 million in the aggregate. The Company has the right to control the timing and the amount of stock sold to Fusion Capital. The Company also has the right to terminate the agreement at any time without any additional cost. Fusion Capital has agreed not to engage in any direct or indirect short selling or hedging of the common stock in any manner whatsoever.

         Our Articles of Incorporation currently authorize the Board of Directors to issue up to 25,000,000 shares of common stock. As of April 21, 2005, we have 17,394,765 shares of common stock outstanding and common share purchase options and warrants entitling the holders to purchase up to 9,250,188 common shares at a weighted average exercise price of $0.89 per share. There are no promissory notes of the company outstanding that convert to common shares of the company. Under our agreement with Fusion Capital, we have registered 7,431,819 shares of our common stock for the daily purchases by Fusion Capital. If Fusion Capital were to purchase all 7,431,819 shares and holders exercised all of the common share purchase options and warrants, we would exceed the number of shares we are authorized to issue. Accordingly, unless we amend our Articles of Incorporation to increase our authorized capital stock, either we will not be able to fully utilize the daily purchase amounts available under the Fusion Capital financing or we will be unable to issue the common shares underlying common share purchase options or warrants which may be exercised. The decision to utilize all or any portion of the daily purchase amount under the Fusion Capital financing is at the Company's sole option. However, we need to amend our Articles of Incorporation to increase the authorized number of shares of common stock of the Company in order to fully utilize the daily purchase amounts available under the Fusion Capital financing and issue all of the shares of common stock underlying currently exercisable common share purchase options and warrants. Any delay in amending our Articles of Incorporation could harm our business by preventing us from utilizing the daily purchase amounts available under the Fusion Capital financing in full, raising capital from the issuance of our common stock or delaying the payment of services via issuance of our common stock. The Company has no plans to use the additional common stock for the acquisition of other companies.

            The Charter Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the certificate of incorporation or the bylaws of the Company in effect on the date of this Proxy Statement. However, the Company's stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of the Company or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by any stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving the Company. Aethlon Medical is not aware of any proposed attempt to take over the company. The Company has no present intention to use the increased authorized common stock for anti-takeover purposes.

            The text of the Charter Amendments is attached to this Proxy Statement as Exhibit A. The Amendment will become effective once it is filed with the Secretary of State of Nevada.

         Upon filing the Amendment with the Secretary of State of Nevada, the Company's authorized shares will increase from twenty-five million shares to fifty million shares of which fifty million shares shall be common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE INCREASE IN AUTHORIZED SHARES.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 21, 2005, each beneficial owner of more than 5% of our Common Stock. We believe that each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by them, subject to community property laws where applicable, excepted where otherwise noted.

                                                                       AMOUNT AND NATURE OF     PERCENT
                                                                            BENEFICIAL             OF
TITLE OF CLASS       NAME AND ADDRESS                                     OWNERSHIP(1)(2)        CLASS
--------------       ----------------                                     ---------------        -----
Common Stock         Calvin Leung, a Director                           2,077,318 shares(3)      11.9%
                     P.O. Box 2366 Costa Mesa, CA 92628

Common Stock         James A. Joyce, Chairman and CEO                   1,965,550 shares(4)      10.5%
                     3030 Bunker Hill Street, Suite 4000,
                     San Diego, CA 92109

Common Stock         Rod Tompkins                                       1,500,000 shares          8.6%
                     420 Douglas
                     Wayne, NE 68787

Common Stock         Fusion Capital Fund II, LLC                        1,349,391 shares(5)       7.5%
                     222 Merchandise Mart Plaza, Suite 9-112
                     Chicago, IL 60654

Common Stock         Richard H. Tullis, Chief Scientific Officer        1,202,175 shares(6)       6.5%
                     and Director
                     3030 Bunker Hill Street, Suite 4000,
                     San Diego, CA 92109

(1) In accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.
(2) Based on 17,394,763 shares of Common Stock outstanding on the transfer records as of April 21, 2005.
(3) Includes all shares owned by members of Mr. Leung's family and entities he controls, 10,000 warrants to purchase common stock at an exercise price of $3.00 and 30,675 stock options exercisable at $0.489 per share.
(4) Includes 250,000 stock options exercisable at $1.90 per share and 1,115,550 stock options exercisable at $0.38 per share.
(5) Includes 568,181 warrants to purchase common stock at $0.76 per share. Pursuant to the terms of the warrant, Fusion Capital is not entitled to exercise the warrant to the extent such exercise would cause the aggregate number of shares of common stock beneficially owned by Fusion Capital to exceed 9.9% of the outstanding shares of the common stock following such exercise.
(6) Includes 250,000 stock options exercisable at $1.90 per share, 30,000 stock options exercisable at $2.56 per share and 867,175 stock options exercisable at $0.38 per share.

         The following table sets forth, as of April 21, 2005, information with respect to the shares of Common Stock beneficially owned by (i) each director nominee; (ii) each person (other than a person who is also a director nominee) who is an executive officer; and (iii) all executive officers and directors as a group. The term "executive officer" is defined as the President/Chief Executive Officer, Secretary, Chief Financial Officer/Treasurer, any vice-president in charge of a principal business function (such as administration or finance), or any other person who performs similar policy making functions for the Company. We believe that each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by them, subject to community property laws where applicable, excepted where otherwise noted.

                                                                       AMOUNT AND NATURE OF     PERCENT
                                                                            BENEFICIAL             OF
TITLE OF CLASS       NAME                                                 OWNERSHIP(1)(2)        CLASS
--------------       ----------------                                     ---------------        -----
Common Stock         Calvin M. Leung, Director                          2,077,318 shares(3)      11.9%
                     P.O. Box 2366
                     Costa Mesa, CA 92628

Common Stock         James A. Joyce, Chief Executive Officer            1,965,550 shares(4)      10.5%
                     and Director
                     3030 Bunker Hill Street, Suite 4000,
                     San Diego, CA 92109

Common Stock         Richard H. Tullis, Chief Scientific Officer        1,202,175 shares(5)       6.5%
                     and Director
                     3030 Bunker Hill Street, Suite 4000,
                     San Diego, CA 92109

Common Stock         Franklyn S. Barry, Director                          655,084 shares(6)       3.6%
                     3030 Bunker Hill Street, Suite 4000,
                     San Diego, CA 92109

Common Stock         Edward G. Broenniman, Director                       497,865 shares(7)       2.8%
                     3030 Bunker Hill Street, Suite 4000,
                     San Diego, CA 92109

Common Stock         Edward C. Hall                                             0 shares          *
                     3030 Bunker Hill Street, Suite 4000,
                     San Diego, CA 92109

All Current Directors and                                               6,397,992 Shares         30.7%
Executive Officers as a Group
(6 members)


*        Less than 1%.
(1) Based on 17,394,763 shares of Common Stock outstanding on the transfer records as of April 21, 2005.
(2) Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

(3) Includes all shares owned by members of Mr. Leung's family and entities he controls, 10,000 warrants to purchase common stock at an exercise price of $3.00 and 30,675 stock options exercisable at $0.489 per share.
(4) Includes 250,000 stock options exercisable at $1.90 per share and 1,115,550 stock options exercisable at $0.38 per share.
(5) Includes 250,000 stock options exercisable at $1.90 per share, 30,000 stock options exercisable at $2.56 per share and 867,175 stock options exercisable at $0.38 per share.
(6) Includes 412,500 stock options exercisable at $3.00 per share, 30,675 stock options exercisable at $0.489 per share and 205,816 stock options exercisable at $0.38 per share.
(7) Includes 53,885 shares owned by Mr. Broenniman's wife, his 3,000 stock options exercisable at $1.78, 2,500 stock options exercisable at $3.75, 30,675 stock options exercisable at $0.489 per share and 205,816 stock options exercisable at $0.38 per share.


                      INDEMNIFICATION OF EXECUTIVE OFFICERS

         Our Articles of Incorporation permit us to limit the liability of our officers and directors to the fullest extent permitted under Section 78.037 of the Nevada General Corporation Law. As permitted by Section 78.037 of the Nevada General Corporation Law, our Bylaws and Articles of Incorporation also include provisions that eliminate the personal liability of each of its officers and directors for any obligations arising out of any acts or conduct of such officer or director performed for or on behalf of the Company. To the fullest extent allowed by Section 78.751 of the Nevada General Corporation Law, we will defend, indemnify and hold harmless its directors or officers from and against any and all claims, judgments and liabilities to which each director or officer becomes subject to in connection with the performance of his or her duties and will reimburse each such director or officer for all legal and other expenses reasonably incurred in connection with any such claim of liability. However, we will not indemnify any officer or director against, or reimburse for, any expense incurred in connection with any claim or liability arising out of the officer's or director's own negligence or misconduct in the performance of duty.

         The provisions of our Bylaws and Articles of Incorporation regarding indemnification are not exclusive of any other right we have to indemnify or reimburse our officers or directors in any proper case, even if not specifically provided for in our Articles of Incorporation or Bylaws.

         We believe that the indemnity provisions contained in our bylaws and the limitation of liability provisions contained in our certificate of incorporation are necessary to attract and retain qualified persons for these positions. No pending material litigation or proceeding involving our directors, executive officers, employees or other agents as to which indemnification is being sought exists, and we are not aware of any pending or threatened material litigation that may result in claims for indemnification by any of our directors or executive officers.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

INTERESTS OF CERTAIN PERSONS IN OR IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

         No director, executive officer, or any associate thereof, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the ratification of Squar, Milner, Reehl & Williamson, L.L.P. as the Company's auditors or in the increase in the number of authorized shares of the Company's common stock from 25,000,000 to 50,000,000 which is not shared by the shareholders of the Company.

                              AVAILABLE INFORMATION

         We are subject to the informational requirements of the Securities Exchange Act and must file reports, proxy statements and other information with the Securities and Exchange Commission. The reports, information statements and other information we file with the Commission can be inspected and copied at the Commission Public Reference Room, 450 Fifth Street, N.W. Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. The Commission also maintains a Web site (http://www.sec.gov) that contains reports, proxy, and information statements and other information regarding registrants, like us, which file electronically with the Commission.

                          TRANSACTION OF OTHER BUSINESS

         Management does not know of any matters to be brought before the meeting other than those referred to in this Proxy Statement. If any matters which are not specifically set forth in the form of proxy and this Proxy Statement properly come before the meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

                                      PROXY


                              AETHLON MEDICAL, INC.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING ON JUNE 1, 2005

         This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted "FOR" the approval of the two proposals set forth in the proxy statement.

         The stockholder(s) represented herein appoint(s) James A. Joyce, and each of them, proxies with the power of substitution to vote all shares of Common Stock entitled to be voted by said stockholder(s) at the Special Meeting of the Stockholders of Aethlon Medical, Inc. to be held at the executive offices, located at 3030 Bunker Hill Street, Suite 4000, San Diego, California 92109, on June 1, 2005 at 11:00 a.m. (Pacific Time), and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL #1- RATIFICATION OF SQUAR, MILNER, REEHL & WILLIAMSON, L.L.P. AS INDEPENDENT AUDITORS FOR THE 2005 FISCAL YEAR.

               FOR [ ]                  AGAINST [ ]               ABSTAIN [ ]


PROPOSAL #2-APPROVAL OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

               FOR [ ]                  AGAINST [ ]               ABSTAIN [ ]


PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

IN THEIR DISCRETION, PROXIES ARE ENTITLED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.



                         Signature____________________________ Date_____________



                         Signature____________________________ Date_____________


Note: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

                          FOR NEVADA PROFIT CORPORATION
          (PURSUANT TO NRS 78,385 AND 78,390 - AFTER ISSUANCE OF STOCK)


         1. Name of Incorporation: "AETHLON MEDICAL, INC."

         2. The Articles of Incorporation have been amended as follows:

         ARTICLE V OF THE ARTICLES OF INCORPORATION OF THE CORPORATION SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:


                                   "ARTICLE V

                             COMMON STOCK AND VOTING

                  The Corporation shall have the authority to issue an aggregate of fifty million (50,000,000) shares, with a par value of $.001 per share. All shares will be of the same class, designated `common' shares, with the same rights. Shares may only be issued as fully-paid and non-assessable, and may be issued at such times, upon such terms and conditions and for such consideration as the Board of Directors shall determine. Each common share shall be entitled to one vote concerning all matters as to which the Corporation's shareholders shall be entitled to vote. The Corporation's common stock shall not be subject to assessment to pay any debts of the Corporation."


                  3. THE VOTE BY WHICH SHAREHOLDERS HOLDING SHARES IN THE CORPORATION ENTITLING THEM TO EXERCISE AT LEAST A MAJORITY OF THE VOTING POWER, OR SUCH GREATER PROPORTION OF THE VOTING POWER AS MAY BE REQUIRED IN THE CASE OF A VOTE BY CLASSES OR SERIES, OR AS MAY BE REQUIRED BY THE PROVISIONS OF THE ARTICLES OF INCORPORATION HAVE VOTED IN FAVOR OF THE AMENDMENT IS: [ ].



         IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate of Amendment to Articles of Incorporation to be signed by a duly authorized officer as of this _____ day of _____, 2005.

         AETHLON MEDICAL, INC.



                                            By:  _______________________________
                                                 James A. Joyce, President


                                            By:  _______________________________
                                                 James A. Joyce, Secretary